                                    Exhibit 1

                    POWER OF ATTORNEY/JOINT FILING AGREEMENT


          Each of the undersigned designates James G. Gidwitz as its agent and attorney-in-fact for the purpose of executing any and all Schedule 13D filings required to be made by the undersigned with the Securities and Exchange Commission (the "SEC"). Each of the undersigned further agrees pursuant to Rule 13d-1(f) promulgated by the SEC under the Securities Exchange Act of 1934, as amended, that such reports on Schedule 13D, and all amendments thereto, may be filed in a single statement along with one or more of the persons, Trusts and entities signatory hereto, in each case as and to the extent determined by James
G. Gidwitz.


     DATED:    November 12, 1996



/s/ Gerald Gidwitz                      /s/ Ronald Gidwitz
----------------------                  ----------------------
Gerald Gidwitz                          Ronald Gidwitz


/s/ James Gidwitz                       /s/ Nancy Gidwitz
----------------------                  ----------------------
James Gidwitz                           Nancy Gidwitz


/s/ Peter Gidwitz                       /s/ Thomas Gidwitz
----------------------                  ----------------------
Peter Gidwitz                           Thomas Gidwitz


/s/ Ralph W. Gidwitz                    /s/ Teri Gidwitz
----------------------                  ----------------------
Ralph W. Gidwitz                        Teri Gidwitz


/s/ Linda Gidwitz Karamitis             /s/ Steven Gidwitz
----------------------                  ----------------------
Linda Gidwitz Karamitis                 Steven Gidwitz


/s/ Julie Gidwitz                       /s/ Jill Gidwitz
----------------------                  ----------------------
Julie Gidwitz                           Jill Gidwitz

JANE B. GIDWITZ REVOCABLE TRUST         ARIES ASSOCIATES


By:  /s/ Jane B. Gidwitz                By:  /s/ Ronald Gidwitz
     ----------------------                  --------------------------
     Jane B. Gidwitz, not                    Ronald Gidwitz, a
     individually but                        General Partner
     solely as Trustee

GERALD GIDWITZ TRUST                    THOMAS R. GIDWITZ
                                        IRREVOCABLE TRUST


By:  /s/ James Gidwitz                  By:  /s/ James Gidwitz
     ----------------------                  --------------------------
     James Gidwitz, not                      James Gidwitz, not
     individually but                        individually but
     solely as Trustee                       solely as Trustee


By:  /s/ Ronald Gidwitz                 By:  /s/ Jane B. Gidwitz
     ----------------------                  --------------------------
     Ronald Gidwitz, not                     Jane B. Gidwitz, not
     individually but                        individually but
     solely as Trustee                       solely as Trustee

JOSEPH L. & EMILY K. GIDWITZ            TRUST U/W/O EMILY K.
MEMORIAL FOUNDATION                     GIDWITZ


By:  /s/ Betsy R. Gidwitz               By:  /s/ Alan K. Gidwitz
     ----------------------                  --------------------------
     Betsy R. Gidwitz, an                    Alan K. Gidwitz, not
     officer                                 individually but
                                             solely as Trustee
BETSY R. GIDWITZ IRREVOCABLE
TRUST
                                        By:  /s/ Ralph W. Gidwitz
                                             ------------------------
                                             Ralph W. Gidwitz, not
By:  /s/ Ronald Gidwitz                      individually but
     ----------------------------            solely as Trustee
     Ronald Gidwitz, not
     individually but
     solely as Trustee
                                        By:  /s/ Betsy R. Gidwitz
                                             -------------------------
                                             Betsy R. Gidwitz, not
By:  /s/ Richard M. Harwood                  individually but
     -----------------------                 solely as Trustee
     Richard M. Horwood, not
     individually but solely
     as Trustee
                                        By:  /s/ Gerald Gidwitz
                                             -------------------------
                                             Gerald Gidwitz, not
                                             individually but
                                             solely as Trustee

AKG COLLATERAL TRUST                    AKG FAMILY TRUST


By:  /s/ Si Richard Wynn                By:  /s/ Si Richard Wynn
     ----------------------                  --------------------------
     Si Richard Wynn, not                    Si Richard Wynn, not
     individually but solely                 individually but
     as Trustee                              solely as Trustee

TRUSTS A6701, A6702, A6703              TRUSTS J1, J2, J3, J4,
                                             J5, J6


By:  /s/ Melvin Pollack                 By:  /s/ Si Richard Wynn
     ----------------------                  --------------------------
     Melvin Pollack, not                     Si Richard Wynn, not
     individually but                        individually but
     solely as Trustee                       solely as Trustee


By:  /s/ Si Richard Wynn                By:  /s/ Thomas R. Gidwitz
     ----------------------                  --------------------------
     Si Richard Wynn, not                    Thomas R. Gidwitz,
     individually but                        not individually but
     solely as Trustee                       solely as Trustee

TRUSTS R6701, R6702                     ARB ASSOCIATES


By:  /s/ Melvin Pollack                 By:  /s/ Ralph W. Gidwitz
     ----------------------                  --------------------------
     Melvin Pollack, not                     Ralph W. Gidwitz, a
     individually but                        General Partner
     solely as Trustee
                                        By: Betsy R. Gidwitz
                                            Irrevocable Trust, a
By:  /s/ Si Richard Wynn                     General Partner
     ----------------------
     Si Richard Wynn, not
     individually but
     solely as Trustee                  By:  /s/ Ronald Gidwitz
                                             -------------------------
                                             Ronald Gidwitz, not
CMC PARTNERSHIP                              individually but
                                             solely as Trustee

By:  /s/ Ralph W. Gidwitz
     ----------------------
     Name: Ralph W. Gidwitz             By:  /s/ Richard M. Horwood
     Title: Managing Partner                 -----------------------
                                             Richard M. Horwood,
                                             not individually but
L.O.M. HOLDINGS, INC.                        solely as Trustee


By:  /s/ Ralph W. Gidwitz
     -----------------------
     Name:  Ralph W. Gidwitz
     Title: Vice President




                                       -3-